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                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S



                       SUPPLEMENT DATED OCTOBER 19, 1998
                                      TO
                         PROSPECTUS DATED JULY 1, 1998
                                  TEXAS ONLY



Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to policies delivered or issued for delivery in the state of Texas:

       (a) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.
       (b) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.